Capital Management Investment Trust

WELLINGTON SHIELDS ALL-CAP FUND

INSTITUTIONAL SHARES – Ticker Symbol WSACX

Supplement dated July 17, 2026

To the Prospectus and Statement of Additional Information

dated March 27, 2026

Important Notice Regarding the New Investment Adviser

On July 15, 2026, the Board of Trustees of Capital Management Investment Trust (the “Trust”) approved a new investment advisory agreement (the “New Advisory Agreement) between the Trust and Wellington Shields Capital Management, LLC (“WSCM”), the proposed new investment adviser. The Board determined that the Wellington Shields All-Cap Fund (the “Fund”) would benefit by changing to a new investment adviser. The New Advisory Agreement will be presented to the Fund’s shareholders for approval.

Capital Management Associates, Inc. (“CMA”) currently serves as the investment adviser to the Fund. At the Meeting, shareholders will be asked to approve a new investment advisory agreement between WSCM and the Trust on behalf of the Fund. The new investment advisory agreement (“New Agreement”) has a lower advisory fee than the current investment advisory agreement (“Current Agreement”), but otherwise there are no material differences between the agreements. You are being asked to approve the New Agreement in conjunction with the efforts to effect the business reorganization and simplifications described below.

It has been the intent of the Wellington Shields family of companies (“Wellington Shields”) to simplify its operations for several years. This simplification effort is intended to reduce the complexity of the overall organization, promote greater operating efficiency, ease regulatory burden and reduce operating expenses. This simplification effort also contemplated winding down CMA. By way of background, CMA was established by a predecessor firm, Shields and Company, and was intended to be maintained for a short period of time after the Shields & Company and H.G. Wellington merger in 2009. As part of these simplification efforts, CMA advisory clients were transferred to other affiliated investment advisers in the Wellington Shields family of companies (Wellington Shields & Co. and WSCM) – this initiative was completed prior to the end of 2024. Currently, the Fund is the only client serviced by CMA. The management and supervisory personnel of CMA are also associated persons of WSCM, and the same individuals associated with CMA who currently manage the Fund (Alexander L.M. Cripps and W. Jameson McFadden) will continue to manage the Fund with WSCM. Wellington Shields derives no economic benefit from the work it performs on behalf of CMA, whereas CMA benefits from no allocated charges for rent, accounting work and other services. This arrangement would likely need to be revisited if CMA were to continue as a registered entity.

If approved by shareholders of the Fund, the New Agreement will become effective on or about the date of the shareholder meeting (the “Effective Date”). Materials detailing this change will be mailed to shareholders of record in the coming weeks. The materials will provide you with a more complete explanation of the proposal.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE